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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT


                       Pursuant to section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 17, 2000

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                       0-25456                      13-3795510
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(State or other                        (Commission                 (IRS Employer
jurisdiction of                        File Number)               Identification
incorporation)                                                            Number

Cedar House, 41 Cedar Avenue, Hamilton, Bermuda                         HM 12
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(Address of principal executive offices)                              (Zip Code)

              Registrant's telephone number, including area code:
                                 (441) 295-2244
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                                GLOBALSTAR, L.P.
                   -------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                 333-25461                    13-3759824
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(State or other                        (Commission                 (IRS Employer
jurisdiction of                        File Number)               Identification
incorporation)                                                            Number

3200 Zanker Road, San Jose, California                                     95134
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

              Registrant's telephone number, including area code:
                                 (408)933-4000
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Item 5.  Other Events.

On November 17, 2000, Globalstar, L.P. ("Globalstar") entered into an Assignment, Amendment and Release Agreement with the lenders ("Lenders") under its $500 million credit facility, Loral Space & Communications Ltd. ("Loral"), Loral Satellite, Inc. ("Loral Satellite") and certain other subsidiaries of Loral, pursuant to which Globalstar consented to the assignment by the Lenders to Loral Satellite of all of the loans outstanding under its $500 million credit facility. Bank of America, National Association remains the Administrative
Agent for the credit facility.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

Exhibit 10.1 Assignment, Amendment and Release Agreement dated as of November 17, 2000 by and among the lenders parties to the Globalstar Credit Agreement, Loral Satellite, Inc.,
                Loral Satcom Ltd., Loral Space & Communications Ltd., Loral Space & Communications Corporation, Globalstar, L.P. and Bank of America, National Association.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALSTAR TELECOMMUNICATIONS
                                            LIMITED
                                            -----------------------------
                                            (Registrant)


Date: November 20, 2000                By:  /s/ Avi Katz
                                            -----------------------------
                                            Avi Katz
                                            Vice President and Secretary

                                            Globalstar, L.P.
                                            -----------------------------
                                            (Registrant)

                                       By:  Loral/QUALCOMM Satellite
                                       Services, L.P., its managing
                                       general partner

                                       By:  Loral/QUALCOMM Partnership,
                                       L.P., its general partner

                                       By:  Loral General Partner, Inc.,
                                       its general partner


Date: November 20, 2000                By:  /s/ Avi Katz
                                            -----------------------------
                                            Avi Katz
                                            Vice President and Secretary


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                                 EXHIBIT INDEX

Exhibit        Description

Exhibit 10.1 Assignment, Amendment and Release Agreement dated as of November 17, 2000 by and among the lenders parties to the Globalstar Credit Agreement, Loral Satellite, Inc., Loral Satcom Ltd., Loral Space & Communications Ltd., Loral Space & Communications Corporation, Globalstar, L.P. and Bank of America, National Association.